SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                               AMENDMENT NO. 1 TO
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2001

                               VICOM, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

           MINNESOTA                   13529                     1255001
(State or Other Jurisdiction of     (Commission               (IRS Employer
        Incorporation)              File Number)           Identification No.)

                            9449 Science Center Drive
                            New Hope, Minnesota 55428
                                  763-504-3000

     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 James L. Mandel
                             Chief Executive Officer
                            9449 Science Center Drive
                            New Hope, Minnesota 55428
                                 (763) 504-3000

            (Name, address, including zip code, and telephone number,
                    including area code of agent for service)

                         ------------------------------
                                   COPIES TO:

                              Steven M. Bell, Esq.
                            9449 Science Center Drive
                            New Hope, Minnesota 55428
                                 (763) 504-3051

                         ------------------------------

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Change in Registrant's Certifying Accountant.

                  (i) On October 22, 2001, the Registrant Dismissed Lurie Besikof Lapidus & Company, LLP as the Registrant's independent public accountants. The Registrant's Board of Directors and audit committe participated in and approved the decision to change public accountants.

                  (ii) The report of Lurie Besikof Lapidus & Company, LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) In connection with its audits for the two most recent fiscal years and through October 22, 2001, there have been no disagreements with Lurie Besikof Lapidus & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Lurie Besikof Lapidus & Company, LLP would have caused them to make reference thereto in their report on the financial statements for such years.


                  (iv) During the two most recent financial years and through October 22, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a) (1) (v)), except as indicated below:

                           In its Management and Audit Committee Letters to the Company dated February 23, 2000, Lurie Besikof Lapidus & Company, LLP cited three reportable events to the Company (1) need for accurate and timely financial statements; (2) need for significant account reconcilations; (3) need for greater financial oversight.

                           In its Management and Audit Committee Letters to the Company dated February 15, 2001, Lurie Besikof Lapidus & Company, LLP cited one reportable event to the Company (1) need for better reporting on equity instrument transactions.

                           The Company's former auditors have stated that these aforementioned events could have potentially affected the company's ability to record, process, summarize, and report financial data consistent with assertions of management in the financial statements.

                  (v) The Registrant has requested Lurie Besikof Lapidus & Company, LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated, November 5, 2001, is filed as Exhibit 16.2 to this Form 8-K.


         (b)      New Independent Public Accountants.

                           On October 22, 2001, the Registrant's board of directors and audit committee retained Virchow, Krause and Company, LLP to be the registrant's principal independent accountants. During the two most recent fiscal years and through October 22, 2001, the Registrant has not consulted with Virchow, Krause and Company, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Virchow, Krause and Company, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or
                           (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to its Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VICOM, INCORPORATED


Date: November 5, 2001                       By: /s/  James L. Mandel
                                                 --------------------
                                             James L. Mandel
                                             Chief Executive Officer

                                  EXHIBIT INDEX


16.1     Letter regarding Registrant's change in independent public accountants.


16.2 Revised letter regarding Registrant's change in independent public accountants.